Exhibit 99.5

FOURTH QUARTER AND FULL YEAR 2002 EARNINGS REVIEW JANUARY 21, 2003

SLIDE 1
U.S. Industry / Share Industry SAAR 17.1 million Higher incentives offset weaker consumer fundamentals Ford market share at 21.2% -- down 1.6 points from a year ago, but up 0.5 points from First Quarter Europe Industry / Share Industry SAAR 17.7 million, up 600,000 from the Third Quarter; increase more than accounted for by Italy Ford market share at 10.6% -- up 0.6 points from a year ago Fourth Quarter Results Operating results of $0.08 per share -- exceeded earnings guidance Significant cost reduction momentum Identified $1 billion of non-product expense reduction for 2003 Ford Credit reported solid profits, lower leverage, and paid a dividend U.S. pension underfunded by $7.3 billion; contributed $500 million to the fund on January 6, 2003 Liquidity remains strong, with year-end cash at $25.3 billion FOURTH QUARTER 2002 PERSPECTIVE

SLIDE 2
Earnings Per Share -- Operating Income* $ 0.08 $ 0.56 $ 0.47 $ 0.91 -- Net Income (GAAP) (0.07) 2.74 (0.55) 2.47 Income (Mils.) -- Operating Income* $ 150 $1,010 $ 872 $1,654 -- Net Income (GAAP) (130) 4,938 (980) 4,473 Effective Tax Rate* 32.7% (0.2) Pts. 32.7% (0.2) Pts. Worldwide Vehicle Unit Sales (000) 1,791 (22) 6,980 (28) Worldwide Revenue (Bils.) $ 41.6 $ 0.9 $162.6 $ 1.8 Combined Car & Truck Market Shares United States 21.2% (1.6) Pts. 21.1% (1.7) Pts. Europe 10.6 0.6 10.9 0.3 Brazil 11.7 3.6 10.3 2.1 U.S. Marketing Costs As A Percent Of Revenue** 16.2% 0.5 Pts. 15.8% (1.1) Pts. Automotive Return On Sales North America (0.1)% 3.8 Pts. (0.2)% 2.1 Pts. Worldwide (0.3) 2.1 (0.1) 1.3 Automotive Cash -- Incl. VEBA (Bils.)**** Gross $25.3 $(0.4)*** $25.3 $7.6 Net 11.1 (0.8)*** 11.1 7.2 * Excludes unusual items shown on Slide 6 and includes the results of discontinued operations ** Ford, Lincoln, and Mercury *** Compared with September 30, 2002 **** Consistent with cash definitions used in MD&A of the 2002 Third Quarter 10-Q FOURTH QUARTER AND FULL YEAR 2002 RESULTS Results B/(W) 2001 Fourth Quarter Results Full Year B/(W) 2001

SLIDE 3
Earnings Per Share -- Operating Income* $ 0.08 $ 0.56 $ 0.47 $ 0.91 -- Net Income (GAAP) (0.07) 2.74 (0.55) 2.47 Income (Mils.) -- Operating Income* $ 150 $1,010 $ 872 $1,654 -- Net Income (GAAP) (130) 4,938 (980) 4,473 * Excludes unusual items detailed on Slide 6 and includes the results of discontinued operations Results Fourth Quarter Results Full Year B / (W) 2001 B / (W) 2001 FOURTH QUARTER AND FULL YEAR 2002 RESULTS

SLIDE 4
Worldwide Vehicle Unit Sales (000) 1,791 (22) 6,980 (28) Worldwide Revenue (Bils.) $ 41.6 $ 0.9 $162.6 $ 1.8 Combined Car & Truck Market Shares United States 21.2% (1.6) Pts. 21.1% (1.7) Pts. Europe 10.6 0.6 10.9 0.3 Brazil 11.7 3.6 10.3 2.1 U.S. Marketing Costs As A Percent Of Revenue* 16.2% 0.5 Pts. 15.8% (1.1) Pts. * Ford, Lincoln, and Mercury FOURTH QUARTER AND FULL YEAR 2002 RESULTS (CONT'D.) Results Fourth Quarter Results Full Year B / (W) 2001 B / (W) 2001

SLIDE 5
Automotive Cash -- Incl. VEBA (Bils.)* Gross $25.3 $(0.4) $25.3 $7.6 Net 11.1 (0.8) 11.1 7.2 * Consistent with cash definitions used in MD&A of the 2002 Third Quarter 10-Q Results Fourth Quarter Results Full Year B / (W) 2001 B / (W) Third Qtr. FOURTH QUARTER AND FULL YEAR 2002 RESULTS (CONT'D.)

SLIDE 6
2002 UNUSUAL ITEMS Operating Income $ 150 $ 0.08 $ 872 $ 0.47 Exclude Unusual Items FAS 142 Impairment $ - $(1,002) Restructuring Ford of Europe (117) (117) P.A.G. (106) (106) Major Dispositions (Prim. Kwik-Fit) - (525) Europe End-of-Life Vehicle - (46) FAS 133 (Derivatives) (57) (198) Tax Refund Interest - 142 Total Unusual Items $(280) $(0.15) $(1,852) $(1.02) Net Income (GAAP) $(130) $(0.07) $ (980) $(0.55) Memo: Automotive $(443) $(1,956) Financial Services 313 976 Total $(130) $(980) Amount (Mils.) Per Share Per Share Amount (Mils.) Fourth Quarter Full Year

SLIDE 7
FOURTH QUARTER RESTRUCTURING ACTIONS Premier Automotive Group Primarily reduction of 950 positions at Jaguar, Land Rover, and Volvo Ford Europe Genk (Belgium) rationalization and transfer of Transit production to Ford Otosan (Turkey) Cologne (Germany) - employment reductions as a result of restructuring our die-casting and forging operations

SLIDE 8
AUTO Auto Ford Credit Hertz Other 1995 MARKET PROFITS 150 -191 382 16 -57 TOTAL COMPANY FOURTH QUARTER 2002 OPERATING INCOME / (LOSS)* Total Automotive Ford Credit Hertz Other Financial Services $(191) $382 $150 $16 $(57) By Major Business Segment (Mils.) B / (W) Than 2001 $1,010 $ 612 $ 376 $ 74 $(52) * Operating income / (loss) excludes unusual items detailed on Slide 6 and includes the results of discontinued operations

SLIDE 9
AUTO N.A. EUROPE S.A. ROW 1995 MARKET PROFITS -191 -124 -139 -11 83 AUTOMOTIVE SECTOR FOURTH QUARTER 2002 OPERATING INCOME / (LOSS)* Worldwide North America Europe South America Rest Of World $(124) $(139) $(191) $(11) $83 By Major Geographic Region (Mils.) B / (W) Than 2001 $ 612 $ 792 $(200) $ 35 $(15) * Operating income / (loss) excludes unusual items detailed on Slide 6 and includes the results of discontinued operations

SLIDE 10
FORD CREDIT RESULTS & METRICS* Key Metrics Receivables (Bils.) Owned $147 $138 $129 Securitized 59 66 71 Managed $206 $204 $200 Managed Credit Loss Ratio U.S. Retail & Lease 1.76% 1.51% 1.87 % Worldwide Total 1.46 1.37 1.54 Allow. for Owned Credit Losses Worldwide Amount (Bils.) $2.8 $3.2 $3.2 - Pct. of EOP Receivables 1.86% 2.29% 2.47 % Managed Leverage (To 1)** 14.8 13.0 12.9 4th Qtr. 3rd Qtr. 4th Qtr. 2002 2001 * Operating income and key metrics exclude unusual items detailed on Slide 6 and include the results of discontinued operations (Axus -- all-makes fleet leasing business in Europe, Australia, and New Zealand) ** Consistent with the MD&A definition used in Ford Credit's 2001 10-K Operating Income (Mils.) $382 $6 ROE 0.2% 11.3% 10.7% 4th Qtr. 2002 4th Qtr. 2001 3rd Qtr. 2002 $408

SLIDE 11
Term Debt GlobLSTM $19 $ 2 $0 Non-Dollar Denominated 17 9 2 Retail / MTN / Other 4 3 0 Total Term Debt $40 $14 $2 $ 5 - 8 $ 7 - 10 Term Public Securitization* 20 17 3 9 - 12 12 - 15 Total Term Funding $60 $31 $5 $14 - 20 $19 - 25 Memo: Prior Plan (4Q02) $22 - 32 FORD CREDIT TERM FUNDING PLAN 2001 Actual (Bils.) YTD (Bils.) Transaction Type 2002 Actual (Bils.) * Reflects new bonds issued; excludes asset sales to commercial paper conduits and whole loan sales ** $3 billion term public securitization to settle January 22, 2003 Full Year (Bils.) Remaining (Bils.) 2003 **

SLIDE 12
FOURTH QUARTER AUTOMOTIVE CASH FLOW* Gross Cash (Incl. VEBA) December 31, 2002 $25.3 September 30, 2002 25.7 Change in Gross Cash $ (0.4) Operating Related Cash Flows Automotive Net Income (GAAP) $ (0.4) Restructuring and Other Non-Cash 0.3 Capital Spending (2.1) Depreciation & Amortization 1.2 Changes in Receivables, Inventory, and Trade Payables (1.4) Capital Transactions with Financial Services Sector 0.7 Other -- Primarily Expense & Payment Timing Differences 1.2 Total Operating Related Before Tax Refunds $ (0.5) Tax Refunds 0 Total Operating Related $ (0.5) Divestitures and Acquisitions Divestitures and Asset Sales 0.5 Capital Calls and Acquisitions (0.2) Financing Related Cash Flows Dividends to Shareholders (0.2) Change in Gross Cash $ (0.4) * Consistent with operating cash flow calculations used in MD&A of the Third Quarter 2002 10-Q (before tax refunds) Fourth Qtr. (Bils.)

SLIDE 13
FOURTH QUARTER AUTOMOTIVE CASH FLOW* Gross Cash (Incl. VEBA) December 31, 2002 $25.3 September 30, 2002 25.7 Change in Gross Cash $ (0.4) Operating Related Cash Flows Automotive Net Income (GAAP) $ (0.4) Restructuring and Other Non-Cash 0.3 Capital Spending (2.1) Depreciation & Amortization 1.2 Changes in Receivables, Inventory, and Trade Payables (1.4) Capital Transactions with Financial Services Sector 0.7 Other -- Primarily Expense & Payment Timing Differences 1.2 Total Operating Related Before Tax Refunds $ (0.5) Tax Refunds 0 Total Operating Related $ (0.5) Divestitures and Acquisitions Divestitures and Asset Sales 0.5 Capital Calls and Acquisitions (0.2) Financing Related Cash Flows Dividends to Shareholders (0.2) Change in Gross Cash $ (0.4) * Consistent with operating cash flow calculations used in MD&A of the Third Quarter 2002 10-Q (before tax refunds) Fourth Qtr. (Bils.)

SLIDE 14
FOURTH QUARTER AUTOMOTIVE CASH FLOW* Fourth Qtr. (Bils.) Gross Cash (Incl. VEBA) December 31, 2002 $25.3 September 30, 2002 25.7 Change in Gross Cash $ (0.4) Operating Related Cash Flows Automotive Net Income (GAAP) $(0.4) Restructuring and Other Non-Cash 0.3 Capital Spending (2.1) Depreciation & Amortization 1.2 Changes in Receivables, Inventory, and Trade Payables (1.4) Capital Transactions with Financial Services Sector 0.7 Other -- Primarily Expense & Payment Timing Differences 1.2 Total Operating Related Before Tax Refunds $(0.5) Tax Refunds 0 Total Operating Related $(0.5) Divestitures and Acquisitions Divestitures and Asset Sales 0.5 Capital Calls and Acquisitions (0.2) Financing Related Cash Flows Dividends to Shareholders (0.2) Change in Gross Cash $ (0.4) * Consistent with operating cash flow calculations used in MD&A of the Third Quarter 2002 10-Q (before tax refunds)

SLIDE 15
FOURTH QUARTER AUTOMOTIVE CASH FLOW* Gross Cash (Incl. VEBA) December 31, 2002 $25.3 September 30, 2002 25.7 Change in Gross Cash $ (0.4) Operating Related Cash Flows Automotive Net Income (GAAP) $ (0.4) Restructuring and Other Non-Cash 0.3 Capital Spending (2.1) Depreciation & Amortization 1.2 Changes in Receivables, Inventory, and Trade Payables (1.4) Capital Transactions with Financial Services Sector 0.7 Other -- Primarily Expense & Payment Timing Differences 1.2 Total Operating Related Before Tax Refunds $ (0.5) Tax Refunds 0 Total Operating Related $ (0.5) Divestitures and Acquisitions Divestitures and Asset Sales 0.5 Capital Calls and Acquisitions (0.2) Financing Related Cash Flows Dividends to Shareholders (0.2) Change in Gross Cash $ (0.4) * Consistent with operating cash flow calculations used in MD&A of the Third Quarter 2002 10-Q (before tax refunds) Fourth Qtr. (Bils.)

SLIDE 16
FOURTH QUARTER AUTOMOTIVE CASH FLOW* Gross Cash (Incl. VEBA) December 31, 2002 $25.3 September 30, 2002 25.7 Change in Gross Cash $ (0.4) Operating Related Cash Flows Automotive Net Income (GAAP) $ (0.4) Restructuring and Other Non-Cash 0.3 Capital Spending (2.1) Depreciation & Amortization 1.2 Changes in Receivables, Inventory, and Trade Payables (1.4) Capital Transactions with Financial Services Sector 0.7 Other -- Primarily Expense & Payment Timing Differences 1.2 Total Operating Related Before Tax Refunds $ (0.5) Tax Refunds 0 Total Operating Related $ (0.5) Divestitures and Acquisitions Divestitures and Asset Sales 0.5 Capital Calls and Acquisitions (0.2) Financing Related Cash Flows Dividends to Shareholders (0.2) Change in Gross Cash $ (0.4) * Consistent with operating cash flow calculations used in MD&A of the Third Quarter 2002 10-Q (before tax refunds) Fourth Qtr. (Bils.)

SLIDE 17
Total Auto Ford Credit Hertz Other 1995 MARKET PROFITS 872 -539 1375 127 -91 TOTAL COMPANY FULL YEAR 2002 OPERATING INCOME / (LOSS)* Total Automotive Ford Credit Hertz Other Financial Services $(539) $1,375 $872 $127 $(91) By Major Business Segment (Mils.) B / (W) Than 2001 $1,654 $ 1,418 $175 $104 $(43) * Operating income / (loss) excludes unusual items detailed on Slide 6 and includes the results of discontinued operations

SLIDE 18
AUTO N.A. EUROPE S.A. ROW 1995 MARKET PROFITS -539 -559 12 -296 304 AUTOMOTIVE SECTOR FULL YEAR 2002 OPERATING INCOME / (LOSS)* Worldwide North America Europe South America Rest Of World $(559) $12 $(539) $(296) $304 By Major Geographic Region (Mils.) B / (W) Than 2001 $1,418 $ 1,595 $(254) $(71) $148 * Operating income / (loss) excludes unusual items detailed on Slide 6 and includes the results of discontinued operations

SLIDE 19
FULL YEAR AUTOMOTIVE CASH FLOW* Gross Cash (Incl. VEBA) December 31, 2002 $25.3 December 31, 2001 17.7 Change in Gross Cash $ 7.6 Operating Related Cash Flows Automotive Net Income (GAAP) $ (2.0) Impairments, Kwik-Fit, Restructuring, and Other Non-Cash 1.6 Capital Spending (6.8) Depreciation & Amortization 4.9 Changes in Receivables, Inventory, and Trade Payables (1.8) Capital Transactions with Financial Services Sector 0.4 Other -- Primarily Expense & Payment Timing Differences 3.9 Total Operating Related Before Tax Refunds $ 0.2 Tax Refunds 2.6 Total Operating Related $ 2.8 Divestitures and Acquisitions Divestitures and Asset Sales 0.9 Capital Calls and Acquisitions (0.3) Financing Related Cash Flows Dividends to Shareholders (0.7) Convertible Preferred Proceeds 4.9 Change in Gross Cash $ 7.6 * Consistent with operating cash flow calculations used in MD&A of the Third Quarter 2002 10-Q (before tax refunds) Full Year (Bils.)

SLIDE 20
FULL YEAR AUTOMOTIVE CASH FLOW* Gross Cash (Incl. VEBA) December 31, 2002 $25.3 December 31, 2001 17.7 Change in Gross Cash $ 7.6 Operating Related Cash Flows Automotive Net Income (GAAP) $ (2.0) Impairments, Kwik-Fit, Restructuring, and Other Non-Cash 1.6 Capital Spending (6.8) Depreciation & Amortization 4.9 Changes in Receivables, Inventory, and Trade Payables (1.8) Capital Transactions with Financial Services Sector 0.4 Other -- Primarily Expense & Payment Timing Differences 3.9 Total Operating Related Before Tax Refunds $ 0.2 Tax Refunds 2.6 Total Operating Related $ 2.8 Divestitures and Acquisitions Divestitures and Asset Sales 0.9 Capital Calls and Acquisitions (0.3) Financing Related Cash Flows Dividends to Shareholders (0.7) Convertible Preferred Proceeds 4.9 Change in Gross Cash $ 7.6 * Consistent with operating cash flow calculations used in MD&A of the Third Quarter 2002 10-Q (before tax refunds) Full Year (Bils.)

SLIDE 21
FULL YEAR AUTOMOTIVE CASH FLOW* Gross Cash (Incl. VEBA) December 31, 2002 $25.3 December 31, 2001 17.7 Change in Gross Cash $ 7.6 Operating Related Cash Flows Automotive Net Income (GAAP) $ (2.0) Impairments, Kwik-Fit, Restructuring, and Other Non-Cash 1.6 Capital Spending (6.8) Depreciation & Amortization 4.9 Changes in Receivables, Inventory, and Trade Payables (1.8) Capital Transactions with Financial Services Sector 0.4 Other -- Primarily Expense & Payment Timing Differences 3.9 Total Operating Related Before Tax Refunds $ 0.2 Tax Refunds 2.6 Total Operating Related $ 2.8 Divestitures and Acquisitions Divestitures and Asset Sales 0.9 Capital Calls and Acquisitions (0.3) Financing Related Cash Flows Dividends to Shareholders (0.7) Convertible Preferred Proceeds 4.9 Change in Gross Cash $ 7.6 * Consistent with operating cash flow calculations used in MD&A of the Third Quarter 2002 10-Q (before tax refunds) Full Year (Bils.)

SLIDE 22
FULL YEAR AUTOMOTIVE CASH FLOW* Gross Cash (Incl. VEBA) December 31, 2002 $25.3 December 31, 2001 17.7 Change in Gross Cash $ 7.6 Operating Related Cash Flows Automotive Net Income (GAAP) $ (2.0) Impairments, Kwik-Fit, Restructuring, and Other Non-Cash 1.6 Capital Spending (6.8) Depreciation & Amortization 4.9 Changes in Receivables, Inventory, and Trade Payables (1.8) Capital Transactions with Financial Services Sector 0.4 Other -- Primarily Expense & Payment Timing Differences 3.9 Total Operating Related Before Tax Refunds $ 0.2 Tax Refunds 2.6 Total Operating Related $ 2.8 Divestitures and Acquisitions Divestitures and Asset Sales 0.9 Capital Calls and Acquisitions (0.3) Financing Related Cash Flows Dividends to Shareholders (0.7) Convertible Preferred Proceeds 4.9 Change in Gross Cash $ 7.6 * Consistent with operating cash flow calculations used in MD&A of the Third Quarter 2002 10-Q (before tax refunds) Full Year (Bils.)

SLIDE 23
2003 EXTERNAL MILESTONES Planning Assumptions Industry Volume -- U.S. 16.5 million units -- Europe 17.0 million units Net Pricing* -- U.S. Zero -- Europe 1% Physicals Quality Improve in all regions Market Share Improve in all regions Automotive Cost Performance* Improve by at least $500 million Capital Spending $8 billion Financial Results Automotive Income Before Taxes Breakeven Operating Cash Flow** Breakeven Ford Credit Improve cash contribution to Parent; maintain managed leverage in low end of 13-14 to 1 range*** 2003 Milestone * At constant volume and mix ** Consistent with operating cash flow calculations used in MD&A of the Third Quarter 2002 10-Q (before tax refunds) *** Consistent with the MD&A definition used in Ford Credit's 2001 10-K u u

SLIDE 24
U.S. NET PRICING* Marketing Cost as a Pct. of Revenue 15.7% 15.6% 15.9% 16.2% 15.8% - (Higher) / Lower than 2001 (1.1) Pts. Increase in Wholesale Prices 1.1 Net Pricing** 0 Pts. * Ford, Lincoln, and Mercury ** At constant mix 1st Qtr. 2nd Qtr. 3rd Qtr. 4th Qtr. Full Year 2002

U.S. MARKET SHARE / PRODUCT INTRODUCTION

	2002				2003
	1Q	2Q	3Q	4Q	
Market Share	20.7%	21.3%	21.3%	21.2%	Increase



Ford Crown Victoria / Mercury Grand Marquis
April
Lincoln Town Car
May
Ford Expedition / Lincoln Navigator
June
Land Rover Range Rover
July
Ford F-Super Duty – 6.0L Powerstroke Diesel
Dec.
Lincoln Aviator
Dec.
Lincoln LS
Dec.
Volvo XC90
Dec.
Jaguar XJ
Ford F-150
Ford Windstar / Mercury Monterey

SLIDE 26
EUROPE -- MARKET SHARE / PRODUCT INTRODUCTION Ford Fusion Ford Fiesta 3-Door May Ford Transit Connect Ford Fiesta 5-Door Jan. Sept. Ford StreetKa / SportKa Ford Focus C-MAX Land Rover Range Rover Volvo XC90 Volvo S80 Jaguar XJ Jan. Nov. Nov. 2003 Market Share 11.3% 10.8% 10.9% 10.6% Increase 1Q 2Q 3Q 4Q 2002

SLIDE 27
FIRST QUARTER OUTLOOK North America Production at 1,035,000 units, up 25,000 units from prior plan Ensures adequate supply for F-150 changeover Europe Production at 570,000 units Up 20,000 units from a year ago Cost Reductions Accelerating worldwide EARNINGS GUIDANCE -- ABOUT $0.20 PER SHARE

SLIDE 28
Appendix

SLIDE 29
Pre-Tax Operating* North America $ (159) $ (1,347) $ 1,188 $ (605) $ (3,232) $ 2,627 Europe (226) 104 (330) (6) 424 (430) South America (52) (74) 22 (483) (350) (133) Rest of World 126 139 (13) 472 262 210 Worldwide $ (311) $ (1,178) $ 867 $ (622) $ (2,896) $ 2,274 After-Tax Operating* North America $ (124) $ (916) $ 792 $ (559) $ (2,154) $ 1,595 Europe (139) 61 (200) 12 266 (254) South America (11) (46) 35 (296) (225) (71) Rest of World 83 98 (15) 304 156 148 Worldwide $ (191) $ (803) $ 612 $ (539) $ (1,957) $ 1,418 Sales North America $23,271 $23,185 $ 86 $ 94,069 $ 90,753 $ 3,316 Europe 9,216 8,450 766 32,095 31,900 195 South America 354 466 (112) 1,616 2,229 (613) Rest of World 1,820 1,492 328 6,645 5,945 700 Worldwide $34,661 $33,593 $ 1,068 $134,425 $130,827 $ 3,598 AUTOMOTIVE GEOGRAPHIC DATA 4th Quarter Full Year - Appendix 1 - 2002 (Mils.) 2001 (Mils.) 2002 B / (W) 2001 (Mils.) 2002 (Mils.) 2001 (Mils.) 2002 B / (W) 2001 (Mils.) * Operating income / (loss) excludes unusual items detailed on Slide 6 and includes the results of discontinued operations

SLIDE 30
PRODUCTION VOLUMES North America Car 303 (34) 1,438 55 305 (87) Truck 648 (16) 2,691 53 730 70 Total 951 (50) 4,129 108 1,035 (17) B / (W) Prior 11 11 25 20 Europe 620 12 2,301 (72) 570 Amount (000) 2002 Actual - Appendix 2 - Fourth Quarter B / (W) 2001 (000) Amount (000) Full Year B / (W) 2001 (000) Amount (000) B / (W) 2001 (000) First Quarter 2003 Forecast

SLIDE 31
Market Share (Pct.) Car 16.6% 16.1% 16.4% 17.8% 17.7 % Truck 25.7 25.4 25.5 27.0 27.4 Total 21.3% 21.2% 21.1% 22.8% 22.8 % Sales Mix (Ford / LM) Fleet Sales (Pct. of Total) 17% 25% 24% 19% 24 % Red Carpet Lease (Pct. of Total) 8 8 11 7 15 Red Carpet Lease (Pct. of Retail) 10 11 14 9 20 Inventory Days' Supply (Ford / LM) Car 67 78 78 63 63 Truck 65 66 66 60 60 Average 65 70 70 61 61 U.S. MARKET DATA 3rd Qtr. 4th Qtr. 4th Qtr. Full Year Memo: 2001 2002 Full Year - Appendix 3 -

SLIDE 32
VEHICLE UNIT SALES Memo: Vehicle unit sales generally are reported worldwide on a "where sold" basis and include sales of all Ford-badged units, as well as units manufactured by Ford and sold to other manufacturers North America U.S. Car 342 381 1,460 1,427 Truck 601 605 2,493 2,458 Total U.S. 943 986 3,953 3,885 Canada 75 79 280 245 Mexico 54 49 175 162 Total North America 1,072 1,114 4,408 4,292 Europe Britain 149 145 592 637 Germany 86 94 327 383 Italy 85 75 245 249 France 51 45 150 163 Spain 45 42 169 178 Sweden 31 44 123 135 Other Countries 120 108 398 416 Total Europe 567 553 2,004 2,161 South America Brazil 44 26 148 125 Argentina 7 6 25 29 Other Countries 7 14 27 44 Total South America 58 46 200 198 Rest of World Australia 33 30 117 115 Taiwan 14 9 65 53 Other Countries 47 61 186 189 Total Other International 94 100 368 357 Total Worldwide Vehicle Unit Sales 1,791 1,813 6,980 7,008 2002 (000) 2001 (000) 2002 (000) 2001 (000) Fourth Quarter Full Year - Appendix 4 -

SLIDE 33
PENSION RESULTS Year-end 2002 Underfunded by $7.3 billion in the US; $15.6 billion worldwide Full year 2002 U.S. pension fund return was negative 9.7% Incremental reduction in equity of $5.4 billion Contributed $500 million of cash to the U.S. fund on January 6; plan to accelerate contribution of $500 million planned for 2004 to First Half 2003, subject to verification of tax deductibility Reduced U.S. discount rate from 7.25% to 6.75% at year-end 2001 Reduced long-term pension fund return assumption to 8.75% for U.S., Canada, and Britain, effective January 1, 2003 2003 U.S. pre-tax pension expense projected to be $270 million, $460 million higher than in 2002 Project no obligation to fund U.S. plans until 2007; no PBGC penalty premiums projected until 2005 - Appendix 5 -